FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: September 30, 2017

Item 1. Schedule of Investments.

SCHEDULE OF INVESTMENTS

September 30, 2017 (unaudited)

	Shares/Principal	Value (A)
Common Stocks — 98.7%
Consumer Discretionary — 11.7%
Amazon.com, Inc. (B)	44,100	$42,395,535
Comcast Corp. (Class A)	1,009,000	38,826,320
Dollar General Corp.	149,637	12,128,079
Home Depot, Inc.	177,400	29,015,544
Lowe’s Companies, Inc.	298,400	23,854,096
Magna International Inc. (F)	252,000	13,451,760
Priceline Group Inc. (B)	10,300	18,857,446
Starbucks Corp.	251,300	13,497,323
Walt Disney Co.	117,000	11,532,690

		203,558,793

Consumer Staples — 8.4%
Altria Group, Inc.	273,300	17,332,686
Coca-Cola Co.	186,000	8,371,860
Costco Wholesale Corp.	45,200	7,425,908
CVS Health Corp.	247,400	20,118,568
PepsiCo, Inc.	230,400	25,673,472
Philip Morris International Inc.	295,300	32,781,253
Procter & Gamble Co.	131,850	11,995,713
Walmart Stores, Inc.	292,400	22,848,136

		146,547,596

Energy — 6.5%
Adams Natural Resources Fund, Inc. (C)	2,186,774	42,970,109
Andeavor	68,000	7,014,200
Concho Resources Inc. (B)	72,900	9,602,388
Exxon Mobil Corp.	358,300	29,373,434
Halliburton Co.	354,400	16,313,032
Pioneer Natural Resources Co.	57,800	8,527,812

		113,800,975

Financials — 14.7%
American Express Co.	378,300	34,221,018
Bank of America Corp.	1,371,600	34,756,344
Berkshire Hathaway Inc. (Class B) (B)	65,900	12,080,788
BlackRock, Inc.	41,400	18,509,526
Chubb Ltd.	78,800	11,232,940
Citigroup Inc.	345,600	25,138,944
Intercontinental Exchange, Inc.	379,900	26,099,130
JPMorgan Chase & Co.	178,200	17,019,882
Prudential Financial, Inc.	129,400	13,757,808
Signature Bank (B)	92,800	11,882,112
SunTrust Banks, Inc.	378,100	22,599,037
Wells Fargo & Co.	518,200	28,578,730

		255,876,259

Health Care — 13.7%
AbbVie, Inc.	380,000	33,766,800
Aetna Inc.	183,900	29,241,939
Alexion Pharmaceuticals, Inc. (B)	73,400	10,297,286
Allergan plc	107,096	21,949,325
Amgen Inc.	113,300	21,124,785
Becton, Dickinson and Co. (F)	63,000	12,344,850
Johnson & Johnson	241,900	31,449,419
McKesson Corp.	100,900	15,499,249
Pfizer Inc.	702,940	25,094,958
Thermo Fisher Scientific Inc.	145,400	27,509,680
Waters Corp. (B)	62,200	11,166,144

		239,444,435

Industrials — 10.3%
Boeing Co.	114,700	29,157,887
Cummins Inc.	136,100	22,868,883
Delta Air Lines, Inc.	282,200	13,607,684
Fortive Corp.	279,700	19,799,963
General Electric Co.	510,600	12,346,308
Honeywell International Inc.	193,000	27,355,820
Industrial Select Sector SPDR Fund (F)	143,900	10,216,900
Parker-Hannifin Corp.	103,400	18,097,068
Union Pacific Corp.	219,500	25,455,415

		178,905,928

Information Technology — 23.3%
Adobe Systems Inc. (B)	117,200	17,483,896
Alphabet Inc. (Class A) (B)	30,900	30,087,948
Alphabet Inc. (Class C) (B)	29,597	28,386,779
Apple Inc.	480,500	74,054,660
Broadcom Ltd.	78,900	19,136,406
Cisco Systems, Inc.	271,900	9,143,997
Cognizant Technology Solutions Corp.	200,100	14,515,254
DXC Technology Co.	143,000	12,280,840
Facebook, Inc. (Class A) (B)	272,800	46,613,336
Lam Research Corp. (F)	84,300	15,598,872
MasterCard, Inc. (Class A)	147,700	20,855,240
Microsoft Corp.	836,800	62,333,232
Oracle Corp.	122,200	5,908,370
salesforce.com, inc. (B)	181,200	16,927,704
Visa Inc. (Class A) (F)	322,000	33,887,280

		407,213,814

Materials — 2.2%
Albemarle Corp. (F)	76,300	10,400,453
DowDuPont Inc.	208,300	14,420,609
LyondellBasell Industries N.V. (Class A)	136,200	13,490,610

		38,311,672

Real Estate — 3.6%
American Tower Corp.	85,900	11,740,812
AvalonBay Communities, Inc.	53,800	9,598,996
Prologis, Inc.	351,600	22,312,536
SBA Communications Corp. (Class A) (B)	46,800	6,741,540
Simon Property Group, Inc.	77,000	12,397,770

		62,791,654

Telecommunication Services — 1.4%
AT&T Inc. (F)	262,200	10,270,374
T-Mobile US, Inc. (B)	98,200	6,055,012
Verizon Communications Inc.	171,600	8,492,484

		24,817,870

Utilities — 2.9%
CenterPoint Energy, Inc.	401,000	11,713,210
Edison International	130,300	10,055,251
NextEra Energy, Inc.	111,800	16,384,290
Public Services Enterprise Group Inc.	249,000	11,516,250

		49,669,001

Total Common Stocks
(Cost $1,178,428,992)		1,720,937,997

Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		1,469,000

Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 1.22% (E)	13,000,000	13,008,614
Northern Institutional Treasury Portfolio, 0.91% (E)	7,076,257	7,076,257

Total Short-Term Investments
(Cost $20,076,257)		20,084,871

Securities Lending Collateral — 2.9%
Money Market Funds — 0.1%
Northern Institutional Funds Liquid Assets Portfolio, 1.04% (E)	1,594,512	1,594,512

U.S. Government Obligations — 2.8%
U.S. Inflation Indexed Notes, 0.13-5.77%, 4/15/18-2/15/47	$591,008	643,361
U.S. Treasury Bills, 0.0%, 10/12/17-7/19/18	$4,305,749	4,297,573
U.S. Treasury Bonds, 1.50-8.13%, 5/15/19-11/15/46	$9,922,696	10,824,961
U.S. Treasury Notes, 0.63-4.25%, 10/15/17-11/15/40	$32,791,917	32,940,072
U.S. Treasury Strips, 0.0%, 11/15/25	$4,229	3,502

		48,709,469

Total Securities Lending Collateral
(Cost $50,303,981)		50,303,981

Total — 102.8%
(Cost $1,248,959,230)		1,792,795,849

Other Assets Less Liabilities — (2.8)%		(48,339,211)

Net Assets — 100.0%		$1,744,456,638

Total Return Swap Agreements — 0.1%

Description			Termination Date	Notional Amount	Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Berkshire Hathaway Inc. Class B (96,000 shares)	3/7/18	$15,735,946	$1,704,445	$—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Financial Select Sector SPDR Fund (664,400 shares)	3/7/18	(15,712,994)	—	(1,220,722)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Costco Wholesale Corp. (79,400 shares)	8/2/18	12,266,641	775,822	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.46%.	Short	Consumer Staples Select Sector SPDR Fund (220,400 shares)	8/2/18	(12,190,836)	190,021	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Anadarko Petroleum Corp. (210,600 shares)	8/31/18	9,831,924	436,625	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.51%.	Short	Energy Select Sector SPDR Fund (136,800 shares)	8/31/18	(9,049,005)	—	(427,031)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Affiliated Managers Group, Inc. (28,800 shares)	9/18/18	5,145,777	309,608	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Eaton Vance Corp. (106,700 shares)	9/18/18	5,159,190	96,839	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Financial Select Sector SPDR Fund (407,700 shares)	9/18/18	(10,210,113)	—	(749,079)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	The TJX Companies, Inc. (236,800 shares)	10/4/18	17,112,068	324,480	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Consumer Discretionary Select SPDR Fund (142,800 shares)	10/4/18	(12,796,451)	—	(104,943)

Pay total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate less 2.91%.	Short	SPDR S&P Retail ETF (108,900 shares)	10/4/18	(4,259,841)	—	(314,562)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Centene Corp. (143,200 shares)	10/9/18	12,686,331	1,155,024	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Health Care Select Sector SPDR Fund (157,000 shares)	10/9/18	(12,676,007)	—	(91,284)

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Mondelez International Inc. (319,500 shares)	10/24/18	12,945,150	108,632	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Consumer Staples Select Sector SPDR Fund (235,200 shares)	10/24/18	(12,852,151)	202,781	—

Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Celgene Corp. (181,800 shares)	10/26/18	26,155,748	344,389	—

Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.41%.	Short	Health Care Select Sector SPDR Fund (321,300 shares)	10/26/18	(26,173,741)	—	(186,813)

Gross unrealized gain/(loss) on open total return swap agreements					$5,648,666	$(3,094,434)

Net unrealized gain on open total return swap agreements (G)					$2,554,232

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of shares held are on loan.
(G)	Counterparty for all open swap agreements is Morgan Stanley. At period-end, $2,180,000 in cash collateral was held by the Fund.

See accompanying notes.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

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Adams Diversified Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Affiliates - The 1940 Act defines "affiliated companies" as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be "controlled" by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. ("PEO") and Adams Funds Advisers, LLC ("AFA") have a shared management team.

PEO - The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During 2017, the Fund received dividends and long-term capital distributions of $568,561 and $87,471, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(1,137,123). Directors of the Fund are also directors of PEO.

AFA - In April, 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

AFA provides advisory services to an external party. AFA earns advisory fee revenue based on assets under management. AFA's profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund's valuation of its investment in AFA. As of September 30, 2017, AFA had assets under management of $121 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA's ability to generate revenue. To the extent that AFA's operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA's revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund's status as a regulated investment company. During 2017, the Fund recognized a change in unrealized appreciation on its investment in AFA of $1,236,000.

Investment Transactions - The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interests. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States ("GAAP") and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes inputs used to measure fair value:
  Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
  Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
  Level 3 -- fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Debt securities are generally traded in the over-the-counter market with prices obtained from an independent pricing service, which considers the yield or price of comparable bonds as well as prices quoted by dealers who make markets in such securities. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund's investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Given the absence of market quotations or observable inputs, the Fund's investment in AFA is categorized as Level 3 in the hierarchy.

At September 30, 2017, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,720,937,997	$--	$--	$1,720,937,997
Other investments	--	--	1,469,000	1,469,000
Short-term investments	20,084,871	--	--	20,084,871
Securities lending collateral	1,594,512	48,709,469	--	50,303,981
Total investments	$1,742,617,380	$48,709,469	$1,469,000	$1,792,795,849

Total return swap agreements*	$--	$2,554,232	$--	$2,554,232

*Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2016	$233,000
Purchases	--
Change in unrealized appreciation of investments	1,236,000
Balance as of September 30, 2017	$1,469,000

There were no transfers between levels during the nine months ended September 30, 2017.

2. FEDERAL INCOME TAXES

As of September 30, 2017, the identified cost of investments for federal income tax purposes was $1,249,058,620 and net unrealized appreciation aggregated $546,291,461, consisting of gross unrealized appreciation of $568,301,187 and gross unrealized depreciation of $22,009,726.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral and derivative transactions, during the nine months ended September 30, 2017, were $503,036,046 and $499,805,293, respectively.

4. DERIVATIVES

During the nine months ended September 30, 2017, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Total Return Swap Agreements - The Fund may use total return swap agreements to manage exposure to certain risks and/or enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. The Fund's policy is to net all derivative instruments subject to a netting agreement. The fair value of each outstanding total return swap contract is presented on the Schedule of Investments. During the nine months ended September 30, 2017, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity during the period, were $31,640,848 and $(30,021,898), respectively.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of September 30, 2017, there were no securities pledged by the Fund and $2,180,000 in cash collateral was held by the Fund.

5. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At September 30, 2017, the Fund had securities on loan of $49,751,539 and held cash collateral of $50,303,981. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Item 2. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	October 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	October 23, 2017

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	October 23, 2017